UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 12, 2003
Date of Report (Date of earliest event reported)

VIAD CORP
(Exact name of registrant as specified in its charter)

DELAWARE	001-11015	36-1169950
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1850 N. CENTRAL AVE., PHOENIX, ARIZONA		85077
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (602) 207-4000

Item 9. REGULATION FD DISCLOSURE

Robert H. Bohannon, Chairman, President and Chief Executive Officer, and Ellen M. Ingersoll, Chief Financial Officer of Viad Corp furnished to the Securities and Exchange Commission a certification related to Viad’s 2002 Form 10-K filed March 3, 2003, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. The text of each of the certifications follows.

I, Robert H. Bohannon, Chief Executive Officer of Viad Corp, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the annual report on Form 10-K of Viad Corp for the fiscal year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Viad.

Dated: March 12, 2003	By /s/ Robert H. Bohannon

Robert H. Bohannon Chief Executive Officer

I, Ellen M. Ingersoll, Chief Financial Officer of Viad Corp, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the annual report on Form 10-K of Viad Corp for the fiscal year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Viad.

Dated: March 12, 2003	By /s/ Ellen M. Ingersoll

Ellen M. Ingersoll Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)

March 12, 2003	By /s/ G. Michael Latta

G. Michael Latta Vice President — Controller (Chief Accounting Officer and Authorized Officer)